Exhibit 99.1

Inpixon’s Proposed Acquisition of Locality Systems Inc.

Frequently Asked Questions (FAQ)

Q. What is being announced?

A. On April 10, 2019, Inpixon (Nasdaq: INPX) and Locality Systems announced the parties executed a non-binding term sheet for Inpixon to acquire Locality Systems Inc. (“Locality Systems”). Read the press release here.

Q. What Locality Systems assets are to be acquired?

A. We plan to acquire all assets including products, technologies, patents, customer contracts and technology partnership agreements.

Q. Who is Locality Systems and what are their products?

A. Locality Systems, headquartered in a suburb of Vancouver BC Canada, was founded in 2012 by a team of wireless systems experts with extensive backgrounds in mobile and first responder technology. Locality Systems sells hardware, software and services in two main product offerings:

●	Visitor Analytics:
Locality’s visitor analytics solutions utilize a facility’s existing Wi-Fi infrastructure for device detection, and they leverage Locality’s proprietary cloud-based software for analysis and reporting. Optionally, users can install Locality Wi-Fi sensors which utilize proprietary firmware to deliver more precise location and more thorough device detection (e.g., one can install sensors where existing Wi-Fi signal coverage may be weak). By ascertaining visitor counts, analyzing dwell times, and visualizing visitor flow through the facility, Locality customers can better understand consumer behavior and build operational strategies that convert interest into engagement and sales.

●	Enhanced Video Surveillance:
Most security cameras pick up only that which is visible to the eye. Locality System’s enhanced video surveillance solutions enable security personnel to see the unseen — specifically, radio waves emitted by wireless devices. By correlating visual video surveillance with radio frequency (RF) detection, security personnel can improve their ability to identify potential suspects (including accomplices), and to track their movements cross-camera and even from one facility to another. It’s a unique and compelling solution that addresses tough, persistent problems in the traditional video surveillance market, such as low light, lack of line-of-site, and inability to track cross-camera. The solution includes key features such as Find and Follow (tag and follow a person of interest across scenes and backward and forward in time), Rapid Search Narrowing (narrow persons of interest based on entrance of arrival, scene departure, etc. to rapidly access related camera views), Cross Scene Commonality (discover commonality between scenes independent of scene obscurities, lighting conditions, and alterations in person of interest appearance), and Cross Day Search (analyze the behavior of persons of interest across multiple days). The patent-pending technology integrates with several leading video management system (VMS) solutions, complements existing video search and facial recognition technology, and helps make existing security infrastructures more intelligent and proactive.

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Q. What are the potential benefits of the acquisition to Inpixon and its stakeholders?

A. Inpixon and its customers and reseller partners can benefit in several ways. The transaction is expected to be accretive. As part of the acquisition, Inpixon expects to hire several tech-savvy employees and acquire two new product solutions that extend the IPA product line and IPA capabilities. We believe Locality Systems’ Wi-Fi-based positioning system fits well into Inpixon’s IPA Intelligence line-up as a Wi-Fi-only offering, and it can complement Inpixon’s IPA Sensors. Locality Systems’ enhanced video surveillance solution may be combined strategically with Inpixon’s sensor fusion and video integration product enhancement initiatives to deliver a powerful Security Dome product. Inpixon may also gain multiple applied and granted patents and other intellectual property. Inpixon believes the Locality Systems solutions are highly synergistic with Inpixon’s IPA offering and will be of great interest to Inpixon’s current and prospective customers in government, retail, shopping malls, property management, banking/finance, schools, public venues, and other verticals. Inpixon reseller partners can benefit by expanding and differentiating their offerings to solve tough problems that can only be addressed by going beyond traditional video surveillance or Wi-Fi-only positioning.

Q. What are the benefits of the acquisition to Locality Systems?

A. Locality Systems will become part of a larger organization where it can leverage more breadth and depth of resources, such as, sales, marketing, development, support, and back-office functions. Locality Systems’ geographic reach will be expanded significantly by leveraging Inpixon’s established global reseller partner program. Both Locality Systems’ visitor analytics offering and its video surveillance solutions may realize enhanced capabilities utilizing Inpixon’s IPA Pod and IPA Sensor, allowing Locality Systems customers to detect more devices and to position them more accurately. Locality Systems’ video surveillance solution is expected to benefit from being part of the Inpixon Security Dome, and used, for instance, to tag and follow suspect rogue wireless devices in video feeds. We expect to have the opportunity to cross-sell Locality Systems’ video surveillance solutions into Inpixon’s existing government customers and prospects will be substantial.

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Q. How will the businesses be integrated following the acquisition?

A. After the acquisition, we expect that Inpixon sales representatives will immediately beginning representing Locality Systems solutions. Inpixon Authorized Partner Program (IAPP) members will also become eligible to market, resell and support Locality Systems solutions immediately upon meeting the training requirements. Locality Systems’ corporate functions, such as accounting, finance, human resources, marketing, ordering, shipping, billing and support will gradually transition to Inpixon.

Q. What is the product roadmap?

A: The current plan is for existing Locality Systems solutions to be maintained, supported and enhanced. Inpixon also intends to pursue appropriate integration opportunities. For example, Inpixon plans to add IPA Sensor 4000 and IPA Pods to the Locality positioning and security solutions.

Q. If I am a current Locality Systems customer or technology partner, do my pricing, license, support or other agreements change upon completion of the acquisition?

A: All existing licensing, support and service arrangements will continue without interruption. Locality Systems customers will work with their existing support and service contacts.

Q. Who shall I call for support?

A: Locality Systems customers and partners should continue to contact Locality Systems for support, and Inpixon customers should contact Inpixon.

Q. Where can I get more information?

A: Please use the following resources for further information:

●	Inpixon website: https://inpixon.com

●	Prospective customers and partners (Inpixon and Locality Systems): https://inpixon.com/company/contact-us/general/

Note Regarding the Proposed Acquisition of Locality Systems

Inpixon has not entered into a definitive agreement for the proposed acquisition of Locality Systems. Accordingly, there can be no assurance that the transaction will occur. The proposed transaction is subject to the satisfaction of due diligence, negotiating the terms of, and executing, a definitive agreement relating to the proposed transaction and obtaining and satisfying all other necessary closing conditions.  Furthermore, the terms of the transaction are still subject to discussion and may be changed as a result of any material positive or adverse change to the business of either party. Accordingly, there can be no assurance that a transaction will be entered into or that the proposed transaction will be consummated on the terms as currently proposed.

Cautionary Note Regarding Forward-Looking Statements

The information contained herein contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the proposed acquisition of Locality Systems. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While Inpixon believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Inpixon’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to Inpixon’s filings with the U.S. Securities Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Inpixon assumes no obligation to update any forward-looking statement.

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